                                VOTING AGREEMENT

         VOTING AGREEMENT dated as of August 22, 2001 between Universal Display Corporation, a Pennsylvania corporation ("UDC") and the persons listed on Schedule A hereto (collectively, the "Stockholders").

         WHEREAS, the Stockholders and UDC have entered into a Securities Purchase Agreement (as the same may be amended or supplemented, the "Purchase Agreement") pursuant to which the Stockholders: (i) acquired First Shares and Notes convertible into, and Warrants exercisable for, shares of UDC's Common Stock; and (ii) may subsequently acquire Second Shares convertible into shares of UDC's Common Stock;

         WHEREAS, the First Shares and Second Shares are collectively referred to herein as the "Preferred Stock";

         WHEREAS, each Stockholder is the record and beneficial owner of the Preferred Stock, Notes and Warrants set forth opposite such Stockholder's name on Schedule A hereto (such securities, as they may be adjusted by stock dividend, stock split, recapitalization, combination or exchange of shares, merger, consolidation, reorganization or other change or transaction of or by UDC, together with securities that may be issued after the date hereof to such Stockholder upon conversion of the Preferred Stock or Notes or exercise of the Warrants are collectively referred to herein as the "Securities"); and

         WHEREAS, as a condition to its willingness to enter into the Purchase Agreement, UDC has requested that the Stockholders enter into this Agreement;

         NOW, THEREFORE, to induce UDC to enter into, and in consideration of it entering into, the Purchase Agreement, and in consideration of the premises and the representations, warranties and agreements contained herein, the parties agree as follows:

         1. Capitalized Terms. Capitalized terms used herein that are not defined shall have the meanings set forth in the Purchase Agreement.

         2. Covenants of the Stockholders. Each Stockholder, severally and not jointly, agrees as follows:

                  (a) Except as otherwise required by law, such Stockholder shall not (i) enter into any voting arrangement, whether by proxy, voting agreement, voting trust, power-of-attorney or otherwise, with respect to the Securities, or (ii) take any other action that would in any way restrict, limit or interfere with the performance of its obligations hereunder or the transactions contemplated hereby.

                  (b) Within three Trading Days after requested to do so in writing by UDC, such Stockholder shall certify in writing to UDC the number and type of Securities that such Stockholder owns, beneficially or of record, as of the date indicated in UDC's written request.

         3. Grant of Irrevocable Proxy Coupled with an Interest; Appointment of Proxy.

                  (a) Each Stockholder hereby irrevocably grants to, and appoints, any individuals who shall be designated by UDC, and each of them, such Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Stockholder, to vote all of such Stockholder's Securities, or grant a consent or approval in respect of such Securities, at any meeting of Stockholders of UDC or at any adjournment thereof or in any other circumstances upon which their vote, consent or other approval is sought (including by written consent).

                  (b) Each Stockholder represents that he/it has not given any proxies in respect of such Stockholder's Securities.

                  (c) Each Stockholder hereby affirms that the proxy set forth in this Section 3 is coupled with an interest and is irrevocable. Such irrevocable proxy shall be valid with respect each Security until such Security is sold, transferred or otherwise disposed of by the Stockholder to a non-Affiliate.

                  (d) Such Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 1759 of the Pennsylvania Business Corporation Law of 1988, as amended.

                  (e) Notwithstanding anything to the contrary that may be contained herein the proxy granted hereunder shall not apply to those items for which a separate vote of the holders of the Preferred Stock are required as set forth in Section 11 of the First Certificate of Designation and Section 11 of the Second Certificate of Designation.

         4. Representations and Warranties of the Stockholders. Each Stockholder hereby, severally and not jointly, represents and warrants to UDC as follows:

                  (a) The Stockholder has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Stockholder. This Agreement has been duly executed and delivered by the Stockholder and, assuming this Agreement constitutes a valid and binding obligation of UDC, constitutes a valid and binding obligation of the Stockholders enforceable against the Stockholder in accordance with its terms.

                  (b) The Stockholder's Securities and the certificates representing such Securities are now, and at all times during the term hereof will be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, and the Stockholder has good and marketable title to such Securities, free and clear of any liens, proxies, voting trusts or agreements, understandings or arrangements (other than this Agreement). None of the Securities is subject to any voting trust, proxy or other agreement, arrangement or restriction with respect to the voting or disposition of such Securities, except as contemplated by this Agreement.

                  (c) The Stockholder understands and acknowledges that UDC is entering into, the Purchase Agreement in reliance upon the Stockholder's execution and delivery of this Agreement.

         5. Representations and Warranties of UDC. UDC hereby represents and warrants to the Stockholders as follows:

                  (a) UDC has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by UDC and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of UDC. This Agreement has been duly executed and delivered by UDC and, assuming this Agreement constitutes a valid and binding obligation of the Stockholders, constitutes a valid and binding obligation of UDC enforceable in accordance with its terms.

         6. Further Assurances. Each Stockholder will inform each broker (or other record holder) holding any Securities for its account of the existence and terms of this Agreement, and shall instruct each such broker (or other record holder) in writing to deliver all shareholder solicitation and proxy materials (including proxies) relating to such Securities to the attention of the Chief Executive Officer of UDC at Universal Display Corporation, 375 Phillips Boulevard, Ewing, NJ 08618. Each Stockholder will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents and other instruments as UDC may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement and to vest the power to vote such Stockholder's Securities as contemplated by Section 3. Each Stockholder further agrees that it shall not pledge, hypothecate or otherwise encumber the Securities unless each Person to which any of such Securities, or any interest in any of such Securities, are or may be pledged shall have: (a) executed a counterpart of this Agreement and a proxy substantially similar to that set forth in Section 3 hereof (with such modifications as UDC may reasonably request) and (b) agreed to hold such Securities (or interest in such Securities) subject to all of the terms and provisions of this Agreement. UDC agrees to use reasonable efforts to take, or cause to be taken, all actions necessary to comply promptly with all legal requirements that may be imposed with respect to the transactions contemplated by this Agreement.

         7. Termination. Upon a sale of Securities by a Stockholder to a non-Affiliate, such Securities shall no longer be subject to the terms of this Agreement and shall be deemed excluded from the definition of "Securities" as used herein.

         8. Assignment; Binding Effect. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective heirs, successors, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         9.       General Provisions.

                  (a) Except as otherwise set forth in the Purchase Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense.

                  (b) This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

                  (c) Any notice, demand, or communication required or permitted to be given by any provision of this Agreement shall be deemed to have been sufficiently given or served for all purposes if (i) personally delivered, (ii) mailed by registered or certified first-class mail, prepaid with return receipt requested, (iii) sent by a nationally recognized overnight courier service, to the recipient at the address below indicated or (iv) delivered by facsimile which is confirmed in writing by sending a copy of such facsimile to the recipient thereof pursuant to clause (i) or (iii) above:

                  If to UDC:

                           Universal Display Corporation
                           375 Phillips Boulevard
                           Ewing, NJ  08618
                           Attention: Sidney Rosenblatt
                                      Chief Financial Officer
                           Telefax:   609-671-0995

         with a copy to:

                           Morgan, Lewis & Bockius, LLP
                           1701 Market Street
                           Philadelphia, PA 19103
                           Attention: Stephen M. Goodman, Esq.
                           Telefax:   877-432-9652

         If to any Stockholder, to:

                                    Strong River Investments, Inc.
                                    c/o Icaza, Gonzalez-Ruiz & Aleman (BVI) Ltd.
                                    Vanterpool Plaza, 2nd Floor, Wickhams Cay I
                                    Road Town, Tortola, British Virgin Islands
                                    Facsimile No.: 212-651-9010
                                    Telephone No.: 212-651-9002
                                    Attn:  Danny Golan

                                    and

                                    Strong River Investments, Inc.
                                    c/o Icaza, Gonzalez-Ruiz & Aleman (BVI) Ltd.
                                    Vanterpool Plaza, 2nd Floor, Wickhams Cay I
                                    Road Town, Tortola, British Virgin Islands
                                    Facsimile No.: 212-651-9010
                                    Telephone No.: 212-651-9002
                                    Attn:  Danny Golan

         With a copy to:            Morse, Zelnick, Rose & Lander, LLP
                                    450 Park Avenue
                                    New York, New York 10022
                                    Attention:  George Lander, Esq.
                                    Facsimile No.: 212-838-9190

or to such other address as any party hereto may, from time to time, designate in a written notice given in like manner.

                  (d) When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained m this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

                  (e) This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

                  (f) This Agreement (including the documents and instruments referred to herein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

                  (g) This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to any applicable conflicts of law.

          10. Remedies. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in a court of the United States, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any of the transactions contemplated hereby.

         EACH STOCKHOLDER AGREES THAT, IN CONNECTION WITH ANY LEGAL SUIT OR PROCEEDING ARISING WITH RESPECT TO THIS AGREEMENT, IT SHALL SUBMIT TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA AND AGREES TO VENUE IN SUCH COURTS. EACH STOCKHOLDER HEREBY APPOINTS THE SECRETARY OF UDC AS ITS AGENT FOR SERVICE OF PROCESS FOR PURPOSES OF THE FOREGOING SENTENCE ONLY. EACH PARTY HERETO WAIVES ANY RIGHT TO JURY TRIAL IN CONNECTION WITH ANY SUCH SUIT OR PROCEEDING.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]




























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




         IN WITNESS WHEREOF, each of UDC and each Stockholder have caused this Agreement to be signed by its respective officer thereunto duly authorized, all as of the date first written above.

                                            UNIVERSAL DISPLAY CORPORATION


                                        By:      /s/ Sidney D. Rosenblatt
                                                 ------------------------
                                                 Name:  Sidney D. Rosenblatt
                                                 Title: Chief Financial Officer


                                        PINE RIDGE FINANCIAL INC.


                                        By:      /s/ Kenneth L. Henderson
                                                 ------------------------
                                                 Name:  Kenneth L. Henderson
                                                 Title: Attorney-in-fact



                                        STRONG RIVER INVESTMENTS, INC.


                                        By:      /s/ Kenneth L. Henderson
                                                 ------------------------
                                                 Name:  Kenneth L. Henderson
                                                 Title: Attorney-in-fact

                                   Schedule A

                                                                     Number and Class of Securities
       Name and Address of Stockholders                                 Held by such Stockholder
       --------------------------------                                 ------------------------
Pine Ridge Financial Inc.                                       2,500 shares of Preferred Stock
c/o Icaza, Gonzalez-Ruiz & Aleman (BVI) Ltd.
Vanterpool Plaza, 2nd Floor, Wickhams Cay I                     Note in the original principal amount of $7,500,000
Road Town, Tortola, British Virgin Islands
                                                                Warrants to purchase an aggregate 372,226 shares of
                                                                Common Stock




Strong River Investments, Inc.                                  2,500 shares of Preferred Stock
c/o Icaza, Gonzalez-Ruiz & Aleman (BVI) Ltd.
Vanterpool Plaza, 2nd Floor, Wickhams Cay I                     Note in the original principal amount of $7,500,000
Road Town, Tortola, British Virgin Islands
                                                                Warrants to purchase an aggregate 372,226 shares of
                                                                Common Stock